Exhibit 32

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND PRESIDENT, CHIEF OPERATING

OFFICER AND INTERIM CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (Company) on Form 10-Q for the period ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Kevin C. Gorman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2017	By:	/s/ Kevin C. Gorman
	Name:	Kevin C. Gorman
	Title:	Chief Executive Officer

In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (Company) on Form 10-Q for the period ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (Report), I, David-Alexandre Gros, President, Chief Operating Officer and interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2017	By:	/s/ David-Alexandre Gros
	Name:	David-Alexandre Gros
	Title:	President, Chief Operating Officer and interim Chief Financial Officer